                                                                   Exhibit 23.1




                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in Registration Statement Nos. 333-27507, 333-36445, 333-39547 and 333-45827 of EMCORE Corporation on Form
S-8 and Registration No. 333-87753 of EMCORE Corporation on Form S-3 of our report dated January 10, 2000 appearing in this Annual Report on Form 10-K/A of EMCORE Corporation for the year ended September 30, 1999.


DELOITTE & TOUCHE LLP


Parsippany, New Jersey
January 12, 2000